Investor Presentation As of March 31, 2020

Forward-Looking Statements This presentation of First US Bancshares, Inc. (“FUSB” or the “Company”) contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB’s senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by FUSB with the Securities and Exchange Commission (the “SEC”), including FUSB’s most recent Annual Report on Form 10-K, and forward-looking statements contained in this presentation or in other public statements of FUSB or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to the sufficiency of the allowance for loan and lease losses, loan demand, cash flows, growth and earnings potential, expansion and the Company’s positioning to handle the challenges presented by the novel coronavirus (COVID-19), these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy generally and in the Company’s service areas; market conditions and investment returns; changes in interest rates; the impact of the COVID-19 pandemic on the Company’s business, its customers, the communities that the Company serves and the United States economy, including the impact of actions taken by governmental authorities to try to contain the virus or address the impact of the virus on the United States economy (including, without limitation, the Coronavirus Aid, Relief and Economic Security (CARES) Act) and the resulting effect on the Company’s operations, liquidity and capital position and on the financial condition of the Company’s borrowers and other customers; the pending discontinuation of LIBOR as an interest rate benchmark; the availability of quality loans in the Company’s service areas; the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets; collateral values; and cybersecurity threats. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Presentation Disclosure This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date. This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”), including tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See Appendix B to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures. Quarterly data presented herein has not been audited by FUSB’s independent registered public accounting firm.

Contents

- Corporate Profile 5
- Q1 2020 Highlights..9
- Strategic Focus 15
- Financial Results..19
- Appendix A: Historical Information..26
- Appendix B: Non-GAAP Reconciliation..34

FIRST US | BANCSHARES, INC.

4

FIRST US BANCSHARES, INC.

Corporate Profile

- Company Founded: 1952
- Headquarters: Birmingham, AL
- First US Bank: 20 Branches / 2 LPOs
- Acceptance Loan Co.: 21 Branches
- Total Assets: $789 million
- Net Loans: $540 million
- Total Deposits: $683 million

- Tangible BV: $12.31 per share [1]
- Exchange: NASDAQ: FUSB
- Stock Price: $6.14
- Price to TBV: 49.9% [1]
- Market Cap: $37.7 million
- Annual Dividend: $0.09 [2]
- Dividend Yield: 1.47%

Information as of 3/31/2020

(1) Calculations of tangible balances and measures are included in Appendix B
(2) Dividend increased from $0.02 per quarter to $0.03 in the fourth quarter of 2019

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Corporate Profile

Senior Leadership Team



James F. House
President and Chief Executive Officer

- Veteran banker with SouthTrust Bank for 31 years
- Business consultant from 2005 to 2009 focusing on management, investments and commercial and consumer lending issues
- Florida Division President with BankTrust from 2009 to 2011
- Tenure at FUSB began November 2011



David P. McCullum
Senior Commercial Lending Executive

- Veteran commercial banker with Regions Financial Corporation and AmSouth Bank for 20 years
- CPA
- Tenure at FUSB began July 2015



Thomas S. Elley
Chief Financial Officer

- CPA holding various positions with Deloitte & Touche LLP over 13-year period
- Held previous banking positions with Regions Financial Corporation, Iberiabank Corporation and SouthTrust Corporation
- Tenure at FUSB began October 2013



William C. Mitchell
Senior Consumer Lending Executive

- Veteran consumer lender with 32 years of lending experience
- Held the position of CEO and President of Acceptance Loan Company (Bank Subsidiary) from 2007 to 2019
- Tenure at FUSB began May 1997

FIRST US | BANCSHARES, INC.

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Corporate Profile: First US Bank – Branch and LPO Location Map

Corporate Profile: Acceptance Loan Company – Branch Location Map

Immediate management actions: Activated Company’s pandemic contingency plan Increased monitoring of Company’s capital and liquidity positions Increased cleaning and sanitation of our facilities Additional communication to ensure digital offerings are understood by customers Suspension of non-essential travel Implementation of social distancing protocols, drive-thru only branch operations and limited in-person meetings Identified “at-risk” segments of loan portfolio (hotels/motels, restaurants, retail, 1-4 family investment) totaling $79.7 million, or 14.5% of the portfolio, as of March 31, 2020 Loan payment deferrals: Principal balances approaching $115 million deferred as of April 30, 2020 Deferral period generally limited to 90 days or less Approximately 28.8% represent deferral of principal balances only Paycheck Protection Program: 132 loans totaling $13.6 million approved by SBA as of April 30, 2020 Q1 2020 Highlights Response to COVID-19 Pandemic and CARES Act

Net interest margin decrease of 20 basis points ($287,000) Interest-bearing assets repriced at faster pace than interest-bearing liabilities Average yield on interest-bearing assets reduced to 5.81% from 6.10% Average cost of funds reduced to 0.87%, compared to 0.95% Headwinds expected to continue from 150 basis point decrease in federal funds rate in March Management continues to focus on aggressively reducing deposit costs Loan loss provision $180,000 increase Remain under incurred loss model as of March 31, 2020 Net charge-offs as a percentage of loans 0.28% Q1 2020, compared to 0.42% Q1 2019 Loan loss reserve at 1.09% of total loans as of March 31, 2020, compared to 1.05% as of December 31, 2019 Excluding acquired loans which had a fair value discount of 1.07% as of March 31, 2020, the ending loan loss reserve was 1.31% Built reserve by increasing economic qualitative factors Non-interest income and expense relatively flat Effective tax rate improved to 23.6% from 24.0% Q1 2020 Highlights Net income of $0.8 million, compared to $1.2 million Q1 2019

Total loans decreased by $5.1 million (0.9%) from December 31, 2019 to March 31, 2020 Decrease driven by C&I ($10.2 million), Real estate secured ($16.9 million) and direct consumer and branch retail ($2.5 million) Decrease partially offset by growth of $24.5 million in indirect sales portfolio Indirect sales loan portfolio transferred from ALC to the Bank, effective January 1, 2020 Improves growth opportunities under First US Bank brand Operational in 11 states in the southeast Opportunity for continued increase in credit quality Enhances diversification of the Company’s balance sheet Modest improvement in non-performing assets 0.60% as of March 31, 2020, compared to 0.61% as of December 31, 2019 Growth in core deposits and decreased reliance on wholesale funding Overall reduction in deposits of $1.1 million comparing March 31, 2020 to December 31, 2019 Q1 maturity of brokered deposits totaling $7.4 was partially offset by growth in core deposits Non-interest bearing deposits increased by approximately $3.5 million and represented 17% of total deposits as of March 31, 2020 Q1 2020 Highlights Balance Sheet Analysis

Q1 2020 Highlights Indirect Sales Transfer to Bank from ALC Fewer state-by-state barriers to entry More effective marketing under First US Bank name Significantly enhanced consumer loan approval process through existing FUSB branches Better diversification of loan portfolio at Bank level Clarification of ALC focus on direct lending at its branch level This portfolio segment includes loans secured by collateral purchased by consumers in retail stores with whom the Company has established relationships to provide financing if applicable underwriting standards are met. The collateral securing these loans generally includes recreational vehicles, campers, boats and horse trailers. Indirect Lending Currently Conducted in 11 States: Alabama Florida Georgia Kentucky Mississippi Missouri North Carolina South Carolina Tennessee Texas Virginia

March 31, 2020 At-Risk Loan Category Due to COVID-19 Balance of Risk Category % of Total Loan Balance High-Risk Loan Categories: Hotels/Motels $ 10,479 1.9% Dine-in Restaurants 4,508 0.8% Total High-Risk Loans 14,987 2.7% Moderate-Risk Loan Categories: Fast Food Restaurants 5,067 0.9% Retail 34,073 6.2% 1-4 Family Investment 25,620 4.7% Total Moderate-Risk Loans 64,760 11.8% Total At-Risk Loans $ 79,747 14.5% Q1 2020 Highlights At-Risk Loan Categories due to COVID-19

As of April 30, 2020 Number of Loans Deferred Principal Balance of Loans Deferred % of Portfolio Balance as of 3/31/2020 Principal and Interest Deferments Principal Only Deferments Loans Secured by Real Estate: Construction and Land 3 $ 16,666 52.2% $ 9,513 $ 7,153 1-4 Family 71 11,549 11.5% 9,368 2,181 Multi-Family 11 24,482 55.6% 5,421 19,061 Non-Farm, Non-Residential CRE 53 49,851 31.9% 45,575 4,276 Commercial and Industrial 12 1,645 2.0% 1,255 390 Consumer Loans: Direct Consumer 830 3,774 10.4% 3,774 — Branch Retail 283 2,825 8.9% 2,825 — Indirect Sales 170 4,198 6.0% 4,198 — Total Loans 1,433 $ 114,990 20.9% $ 81,929 $ 33,061 Q1 2020 Highlights Loan Deferments Due to COVID-19

Near term: Effectively serve customers in uncertain environment Seek prudent loan growth Maintain credit and pricing discipline Continue focus on growth in indirect lending Reprice time deposits consistent with interest rate environment Lending efforts focused on: Commercial real estate lending with cash flow coverage of ≥1.25x Commercial and industrial lending Owner-occupied commercial real estate lending 1-4 family residential mortgage lending Consumer indirect lending Longer term focus: Acquisitions to enter new markets Continued organic growth in loan volume Grow loan production offices to levels that support branching Continue to expand depositor use of digital banking offerings Strategic Focus Objective: Create a diversified balance sheet with superior performance metrics

Strategic Focus A Favorable Geographic Footprint Potential Markets for Growth Alabama: Auburn Dothan Huntsville Montgomery Florida: Destin Panama City Pensacola Georgia: Athens Atlanta Augusta Columbus Macon Mississippi: Hattiesburg Jackson Meridian South Carolina: Greenville Tennessee: Memphis Nashville

Strategic Focus Growing a Diversified Loan Portfolio

Strategic Focus Building a Diversified Balance Sheet Loan Composition as of 3/31/2020 Deposit Composition as of 3/31/2020

Quarter Ended Year Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2019 12/31/2018 Diluted Net Income per Share $ 0.13 $ 0.18 $ 0.16 $ 0.15 $ 0.18 $ 0.67 $ 0.37 Return on Average Assets (annualized) 0.43% 0.61% 0.57% 0.51% 0.63% 0.58% 0.36% Return on Average Tangible Common Equity (annualized) (1) 4.49% 6.35% 5.92% 5.50% 7.01% 6.19% 3.40% Net Interest Margin 4.97% 5.12% 5.23% 5.21% 5.17% 5.18% 5.27% Efficiency Ratio (2) 83.4% 78.2% 79.4% 80.8% 81.0% 79.8% 84.3% Loans to Deposits Ratio 79.1% 79.8% 80.4% 74.9% 71.5% 79.8% 73.1% Tangible Book Value per Common Share (1) $ 12.31 $ 12.33 $ 12.03 $ 11.84 $ 11.48 $ 12.33 $ 11.13 Financial Results Selected Financial Data (1) Calculations of tangible balances and measures are included in Appendix B (2) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Quarter Ended Year Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2019 12/31/2018 Total Loans 7.07% 7.29% 7.45% 7.68% 7.66% 7.52% 7.95% Taxable Investment Securities 2.05% 2.04% 1.99% 2.10% 2.17% 2.08% 1.99% Tax-Exempt Investment Securities 3.38% 2.83% 2.80% 2.74% 2.76% 2.78% 3.41% Federal Home Loan Bank Stock 4.95% 4.18% 7.67% 6.75% 6.35% 6.27% 6.12% Federal Funds Sold 1.33% 1.77% 2.34% 2.61% 2.50% 2.32% 2.01% Interest-bearing Deposits in Banks 1.24% 1.59% 2.28% 2.34% 2.31% 2.10% 1.97% Average Yield on Interest-earning Assets 5.81% 6.03% 6.17% 6.16% 6.10% 6.11% 5.97% Demand Deposits 0.42% 0.50% 0.52% 0.51% 0.49% 0.51% 0.45% Money Market/Savings Deposits 0.76% 0.83% 0.98% 1.12% 1.11% 1.01% 0.73% Time Deposits 1.67% 1.72% 1.67% 1.66% 1.55% 1.65% 1.20% Borrowings 1.43% 1.33% 2.26% —% —% 1.76% 1.56% Average Rate on Interest-bearing Liabilities 1.04% 1.13% 1.16% 1.17% 1.12% 1.14% 0.86% Average Rate on Funding Costs (including Non-interest-bearing Demand Deposits) 0.87% 0.94% 0.97% 0.98% 0.95% 0.96% 0.73% Net Interest Margin 4.97% 5.12% 5.23% 5.21% 5.17% 5.18% 5.27% Financial Results Net Interest Margin

Financial Results Return on Average Tangible Common Equity (ROATCE)(1) 5 Quarter – ROATCE (annualized) 5 Year – ROATCE (1) Calculations of tangible balances and measures are included in Appendix B

Financial Results Efficiency Ratio(1) 5 Quarter – Efficiency Ratio 5 Year – Efficiency Ratio (1) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Financial Results Loans to Deposits Ratio 5 Quarter – Loans to Deposits Ratio 5 Year – Loans to Deposits Ratio

Financial Results Tangible Book Value per Common Share(1) 5 Quarter – TBV per Share 5 Year – TBV per Share (1) Calculations of tangible balances and measures are included in Appendix B

Appendices

Appendix A – Historical Information Committed to Sound Credit Policies Total Classified Assets $77 million reduction in classified assets since 2011 Nonperforming Assets reduced from peak of $47 million to $4.7 million as of 3/31/2020 Nonperforming Assets as a % of Total Assets reduced from 5.73% as of 12/31/11 to 0.60% as of 3/31/2020

Appendix A – Historical Information Modernized Technology While Maintaining Cost Discipline Cost-neutral positioning maintained while redeploying dollars to rebuild infrastructure and expand product offerings Increased expense in 2018 and 2019 due to acquisition of The Peoples Bank ALC adds substantial expense, but with the benefits of higher yield and superior diversification Non-Interest Expense *Core non-interest expense excludes OREO/Foreclosure-related and acquisition-related expenses

Appendix A – Historical Information Selected Balance Sheet Information Quarterly Comparison (dollars in thousands) 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Investment Securities $ 110,079 $ 108,356 $ 114,309 $ 136,649 $ 148,025 Loans, Net of Allowance for Loan and Lease Losses $ 539,685 $ 545,243 $ 544,519 $ 511,515 $ 502,760 OREO $ 1,054 $ 1,078 $ 1,248 $ 1,258 $ 1,222 Total Assets $ 788,565 $ 788,738 $ 771,930 $ 777,171 $ 795,334 Deposits $ 682,595 $ 683,662 $ 677,640 $ 682,806 $ 703,361 Total Shareholders’ Equity $ 84,332 $ 84,748 $ 83,790 $ 83,748 $ 81,573 Total Liabilities and Shareholders’ Equity $ 788,565 $ 788,738 $ 771,930 $ 777,171 $ 795,334

Appendix A – Historical Information Income Statements Quarterly Comparison (dollars in thousands, except per share data)   Quarter Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Total Interest Income $ 10,397 $ 10,825 $ 11,027 $ 10,923 $ 10,813 Total Interest Expense 1,511 1,636 1,680 1,690 1,640 Net Interest Income $ 8,886 $ 9,189 $ 9,347 $ 9,233 $ 9,173 Provision for Loan and Lease Losses 580 716 883 715 400 Net Interest Income After Provision for Loan and Lease Losses $ 8,306 $ 8,473 $ 8,464 $ 8,518 $ 8,773 Total Non-Interest Income 1,297 1,396 1,414 1,291 1,265 Total Non-Interest Expense 8,494 8,279 8,546 8,504 8,453 Income Before Income Taxes $ 1,109 $ 1,590 $ 1,332 $ 1,305 $ 1,585 Provision for Income Taxes 262 381 214 300 351 Net Income $ 847 $ 1,209 $ 1,118 $ 1,005 $ 1,234 Basic Net Income per Share $ 0.13 $ 0.19 $ 0.17 $ 0.16 $ 0.19 Diluted Net Income per Share $ 0.13 $ 0.18 $ 0.16 $ 0.15 $ 0.18 Dividends per Share $ 0.03 $ 0.03 $ 0.02 $ 0.02 $ 0.02

Appendix A – Historical Information Selected Balance Sheet Information Annual Comparison (dollars in thousands) 12/31/19 12/31/18 12/31/17 12/31/16 12/31/15 Investment Securities $ 108,356 $ 153,949 $ 180,150 $ 207,814 $ 231,202 Loans, Net of Allowance for Loan and Lease Losses $ 545,243 $ 514,867 $ 346,121 $ 322,772 $ 255,432 OREO $ 1,078 $ 1,505 $ 3,792 $ 4,858 $ 6,038 Total Assets $ 788,738 $ 791,939 $ 625,581 $ 606,892 $ 575,782 Deposits $ 683,662 $ 704,725 $ 517,079 $ 497,556 $ 479,258 Total Shareholders’ Equity $ 84,748 $ 79,437 $ 76,208 $ 76,241 $ 77,030 Total Liabilities and Shareholders’ Equity $ 788,738 $ 791,939 $ 625,581 $ 606,892 $ 575,782

Appendix A – Historical Information Income Statements Annual Comparison (dollars in thousands, except per share data) Year Ended 12/31/19 12/31/18 12/31/17 12/31/16 12/31/15 Total Interest Income $ 43,588 $ 37,138 $ 31,100 $ 30,155 $ 29,897 Total Interest Expense 6,646 4,350 2,706 2,271 2,289 Net Interest Income $ 36,942 $ 32,788 $ 28,394 $ 27,884 $ 27,608 Provision for Loan and Lease Losses 2,714 2,622 1,987 3,197 216 Net Interest Income After Provision for Loan and Lease Losses $ 34,228 $ 30,166 $ 26,407 $ 24,687 $ 27,392 Total Non-Interest Income 5,366 5,610 4,666 5,201 4,531 Total Non-Interest Expense 33,782 32,385 28,449 28,495 28,377 Income Before Income Taxes $ 5,812 $ 3,391 $ 2,624 $ 1,393 $ 3,546 Provision for Income Taxes 1,246 901 3,035 169 951 Net Income (Loss) $ 4,566 $ 2,490 $ (411) $ 1,224 $ 2,595 Basic Net Income (Loss) per Share $ 0.71 $ 0.40 $ (0.07) $ 0.20 $ 0.42 Diluted Net Income (Loss) per Share $ 0.67 $ 0.37 $ (0.07) $ 0.19 $ 0.41 Dividends per Share $ 0.09 $ 0.08 $ 0.08 $ 0.08 $ 0.08

Appendix A – Historical Information Capital Ratios Re-leveraged through The Peoples Bank acquisition Common Equity Tier 1 Capital Risk-based Capital Tier 1 Leverage December 31, 2017 18.41% 19.60% 11.89% December 31, 2018 12.62% 13.53% 8.96% December 31, 2019 12.78% 13.77% 9.61% March 31, 2020 13.28% 14.33% 9.46% Well-Capitalized 6.50% 10.00% 5.00% Capital ratios decreased in Q3 2018 due to acquisition of The Peoples Bank Will continue to build capital for future growth opportunities

Appendix A – Historical Information Share Price vs. Tangible Book Value (50% as of 3/31/2020)(1) (1) Calculations of tangible balances and measures are included in Appendix B

Appendix B

Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		Quarter Ended					Year Ended			
		3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2019	12/31/2018	12/31/2017	12/31/2016
TANGIBLE BALANCES										
Total assets		$ 788,565	$ 788,738	$ 771,930	$ 777,171	$ 795,334				
Less: Goodwill		7,435	7,435	7,435	7,435	7,435				
Less: Core deposit intangible		1,280	1,390	1,499	1,621	1,749				
Tangible assets	(a)	**$ 779,850**	**$ 779,913**	**$ 762,996**	**$ 768,115**	**$ 786,150**				
Total shareholders' equity		$ 84,332	$ 84,748	$ 83,790	$ 83,748	$ 81,573				
Less: Goodwill		7,435	7,435	7,435	7,435	7,435				
Less: Core deposit intangible		1,280	1,390	1,499	1,621	1,749				
Tangible common equity	(b)	**$ 75,617**	**$ 75,923**	**$ 74,856**	**$ 74,692**	**$ 72,389**				
Average shareholders' equity		$ 84,721	$ 84,345	$ 83,991	$ 82,335	$ 80,600	$ 82,831	$ 76,468	$ 78,268	$ 78,281
Less: Average goodwill		7,435	7,435	7,435	7,435	7,435	7,435	2,548	—	—
Less: Average core deposit intangible		1,332	1,442	1,556	1,683	1,818	1,623	659	—	—
Average tangible shareholders' equity	(c)	**$ 75,954**	**$ 75,468**	**$ 75,000**	**$ 73,217**	**$ 71,347**	**$ 73,773**	**$ 73,261**	**$ 78,268**	**$ 78,281**
Net income	(d)	**$ 847**	**$ 1,209**	**$ 1,118**	**$ 1,005**	**$ 1,234**	**$ 4,566**	**$ 2,490**	**$ (411)**	**$ 1,224**
Common shares outstanding	(e)	**6,143**	**6,158**	**6,222**	**6,306**	**6,304**				
TANGIBLE MEASUREMENTS										
Tangible book value per common share	(b)/(e)	**$ 12.31**	**$ 12.33**	**$ 12.03**	**$ 11.84**	**$ 11.48**				
Tangible common equity to tangible assets	(b)/(a)	**9.70%**	**9.73%**	**9.81%**	**9.72%**	**9.21%**				
Return on average tangible common equity (annualized)	(1)	**4.49%**	**6.35%**	**5.92%**	**5.50%**	**7.01%**	**6.19%**	**3.40%**	**-0.52%**	**1.56%**

(1) Calculation of Return on average tangible common equity (annualized) = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders' equity (c)

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Appendix B
Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		3/31/2020	12/31/2019	6/30/2019	12/31/2018	6/30/2018	12/31/2017	6/30/2017	12/31/2016
TANGIBLE BOOK VALUE									
Total shareholders' equity		$ 84,332	$ 84,748	$ 83,748	$ 79,437	$ 75,634	$ 76,208	$ 78,373	$ 76,241
Less: Goodwill		7,435	7,435	7,435	7,435	—	—	—	—
Less: Core deposit intangible		1,280	1,390	1,621	1,877	—	—	—	—
Tangible common equity	(a)	$ 75,617	$ 75,923	$ 74,692	$ 70,125	$ 75,634	$ 76,208	$ 78,373	$ 76,241
Common shares outstanding	(b)	6,143	6,158	6,306	6,298	6,092	6,082	6,073	6,043
Tangible book value per common share	(c) = (a)/(b)	$ 12.31	$ 12.33	$ 11.84	$ 11.13	$ 12.41	$ 12.53	$ 12.91	$ 12.62
FUSB stock price	(d)	$ 6.14	$ 11.61	$ 9.24	$ 7.95	$ 11.65	$ 12.80	$ 11.22	$ 11.11
Stock price to tangible book value	(d)/(c)	50%	94%	78%	71%	94%	102%	87%	88%

		6/30/2016	12/31/2015	6/30/2015	12/31/2014	6/30/2014	12/31/2013	6/30/2013	12/31/2012
TANGIBLE BOOK VALUE									
Total shareholders' equity		$ 78,525	$ 77,030	$ 75,783	$ 75,162	$ 73,232	$ 70,095	$ 69,011	$ 68,647
Less: Goodwill		—	—	—	—	—	—	—	—
Less: Core deposit intangible		—	—	—	—	—	—	—	—
Tangible common equity	(a)	$ 78,525	$ 77,030	$ 75,783	$ 75,162	$ 73,232	$ 70,095	$ 69,011	$ 68,647
Common shares outstanding	(b)	6,039	6,039	6,034	6,034	6,030	6,028	6,024	6,024
Tangible book value per common share	(c) = (a)/(b)	$ 13.00	$ 12.76	$ 12.56	$ 12.46	$ 12.15	$ 11.63	$ 11.46	$ 11.40
FUSB stock price	(d)	$ 8.90	$ 8.92	$ 8.05	$ 8.84	$ 8.47	$ 7.29	$ 9.89	$ 5.36
Stock price to tangible book value	(d)/(c)	68%	70%	64%	71%	70%	63%	86%	47%

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www.firstusbank.com Contact: Thomas S. Elley Chief Financial Officer telley@firstusbank.com 205.582.1200